SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ X ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 2409.14a.12

ENERGY EXPLORATION TECHNOLOIGES INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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(5)	Total fee paid: 0

[ ]	Fee paid previously with Preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.
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Date Filed: June 14, 2005

ENERGY EXPLORATION TECHNOLOGIES INC.

ANNUAL GENERAL MEETING

OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2005

NOTICE OF MEETING

AND MANAGEMENT PROXY STATEMENT

THIS NOTICE OF MEETING AND MANAGEMENT PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ENERGY EXPLORATION TECHNOLOGIES INC. OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2004.

This Proxy Statement and form of Proxy will be first sent to the shareholders of Energy Exploration Technologies Inc. on approximately June 6, 2005

TO BE HELD AT:

Conference Room

3rd Floor

840 7th Avenue SW

Calgary, AB

3:00 pm (Mountain Daylight Time)

ENERGY EXPLORATION TECHNOLOGIES INC.

Suite 700

840 7th Avenue SW

Calgary, Alberta

T2P 3G2

NOTICE OF AN ANNUAL GENERAL MEETING OF COMMON

SHAREHOLDERS OF ENERGY EXPLORATION TECHNOLOGIES INC.

NOTICE IS HEREBY GIVEN THAT an Annual General  Meeting (the “Meeting”) of holders of common shares of Energy Exploration Technologies Inc. (the “Corporation” or “NXT”) will be held at the 840 7th Avenue SW, 3rd Floor Conference Room, Calgary, Alberta, T2P 3G2 at 3:00 p.m.

(Mountain Daylight time), on Wednesday, June 29, 2005, for the following purposes:

•

to elect the Board of Directors for the ensuing year;

•

to appoint Deloitte & Touche, Chartered Accountants, Calgary, Alberta, as the auditors of the Corporation for the ensuing financial year and to authorize the Board of Directors to fix their remuneration;

•

to approve the 2004 Stock Award and Stock Option Plan;

•

to transact such other business as may be properly brought before the Meeting.

DATED at the City of Calgary, in the Province of Alberta, this 11th day of May, 2005.

BY ORDER OF THE BOARD OF DIRECTORS

(signed)

George Liszicasz

President and Chief Executive Officer

IMPORTANT

It is desirable that as many shares as possible be represented at the meeting.  If you do not expect to attend and would like your shares represented, please complete the enclosed instrument of proxy and return it as soon as possible in the envelope provided for that purpose.  All proxies, to be valid, must be deposited at the office of Jersey Transfer and Trust Co., 201 Bloomfield Avenue, P.O. Box 36, Verona, New Jersey, 7044, at least forty-eight (48) excluding Saturdays, Sundays and holidays in the Province of Alberta prior to the Meeting or any adjournment thereof.

ENERGY EXPLORATION TECHNOLOGIES INC.

Suite 700

840 7th Avenue SW

Calgary, Alberta

T2P 3G2

NOTE:

Shareholders, who do not hold their shares in their own name as registered shareholders, should read “Advice to Beneficial Shareholders” within for an explanation of their rights.

MANAGEMENT PROXY STATEMENT

PURPOSE OF SOLICITATION

This Management Proxy Statement is provided in connection with the solicitation of proxies by the Board of Directors and the management of Energy Exploration Technologies Inc. (the “Corporation”), for use at the Annual General Meeting (the “Meeting”) of the holders of common shares (“Common Shares”) of the Corporation, as of the record date of May 5, 2005, to be held on Wednesday, June 29, 2005, at the hour of 3:00 p.m. (Mountain Daylight time) or at any adjournment thereof for the purposes set out in the accompanying notice of meeting (“Notice of Meeting”).  Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, facsimile or personal interview by regular employees of the Corporation, at a nominal cost which will be borne by the Corporation. Arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Common Shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in so doing. The costs thereof will be borne by the Corporation.

VOTING OF PROXIES

All Common Shares represented at the Meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the Common Shares represented by the proxy will be voted in accordance with such specification. In the absence of any such specification, the management designees, if named as proxy, will vote in favour of the matters set out therein.

The enclosed instrument of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the Notice of Meeting and any other matters that may properly come before the Meeting. As of the date hereof, the Corporation is not aware of any amendments to, variations of or other matters that may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Corporation.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed Instrument of Proxy have been selected by the directors of the Corporation and have indicated their willingness to represent as proxy the shareholder who appoints them. A shareholder has the right to designate a person, (who need not be a shareholder of the Corporation) other than the management designees, Mr. George Liszicasz of Calgary, Alberta, the President, Chief Executive Officer and a director of the Corporation, and Mr. Brian Kohlhammer of Calgary, Alberta, a director of the Corporation, to attend and represent him or her at the Meeting.  Such right may be exercised by inserting in the blank space provided for that purpose on the Instrument of Proxy the name of the person or persons to be designated and deleting therefrom the names of the management designees or by completing another proper Instrument of Proxy. Such shareholder should notify the nominee of the appointment, obtain a consent to act as proxy and should provide instructions on how the shareholder’s shares are to be voted. In any case, the form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached, where an attorney executed the proxy form and delivering same to the office of the Registrar and Transfer Agent of the Corporation, Jersey Transfer & Trust Co., 201 Bloomfield Avenue, P.O. Box 36, Verona, New Jersey, 7044 no later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays in the Province of Alberta, prior to the Meeting or any adjournment thereof.

A shareholder who has given a proxy may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy. A proxy may be revoked by either executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the shareholder or by his authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized, and by depositing the proxy bearing a later date with the registrar and transfer agent of the Corporation, Jersey Transfer & Trust Co. at any time up to and including the last business day preceding the date of the Meeting or any adjournment thereof at which the proxy is to be used or by depositing the revocation of proxy with the chairman of such Meeting on the day of the Meeting, or any adjournment thereof, or in any other matter permitted by law. In addition, a proxy may be revoked by the shareholder personally attending at the Meeting and voting his shares.

ADVICE TO BENEFICIAL SHAREHOLDERS

The information set forth in this section is of significant importance to many shareholders, as a substantial number of shareholders do not hold Common Shares in their own name.  Shareholders who hold their Common Shares through their brokers, intermediaries, trustees or other persons, or who otherwise do not hold their Common Shares in their own name (referred to in this Management Proxy Statement as “Beneficial Shareholders”) should note that only proxies deposited by shareholders who appear on the records maintained by the Corporation’s registrar and transfer agent as registered holders of Common Shares will be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a Beneficial Shareholder by a broker, those Common Shares will, in all likelihood, not be registered in the shareholder’s name.  Such Common Shares will more likely be registered under the name of the shareholder’s broker or an agent of that broker and these shares can only be voted (for or against resolutions) at the direction of the Beneficial Shareholder.  Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker’s clients.  Therefore, each Beneficial Shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Meeting.

Existing regulatory policy requires brokers and other intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. The various brokers and other intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting. The form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is substantially similar to the instrument of proxy provided directly to registered shareholders by the Corporation.  However, its purpose is limited to instructing the registered Shareholder (i.e., the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder.  The vast majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communications.  ADP typically prepares a machine-readable voting instruction form, mails those forms to Beneficial Shareholders and asks Beneficial Shareholders to return the forms to ADP, or otherwise communicate voting instructions to ADP (by way of the Internet or telephone, for example).  ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting.  A Beneficial Shareholder who receives an ADP voting instruction form cannot use that form to vote Common Shares directly at the Meeting.  The voting instruction forms must be returned to ADP (or instructions respecting the voting of Common Shares must otherwise be communicated to ADP) well in advance of the Meeting in order to have the Common Shares voted.  If you have any questions respecting the voting of Common Shares held through a broker or other intermediary, please contact that broker or other intermediary for assistance.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of his broker, a Beneficial Shareholder may attend the Meeting as proxyholder for the registered shareholder and vote the Common Shares in that capacity.  Beneficial Shareholders, who wish to attend the Meeting and indirectly vote their Common Shares as proxyholder for the registered shareholder, should enter their own names in the blank space on the form of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker.

All references to shareholders in this Management Proxy Statement and the accompanying instrument of proxy and notice of Meeting are to registered shareholders unless specifically stated otherwise.

On December 4, 2000, the Securities and Exchange Commission adopted amendments to the proxy rules, permitting companies and intermediaries to satisfy the delivery requirements for proxy statements and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or information statement to those shareholders unless we are otherwise advised by the shareholders. “Householding”, as this is commonly known, reduces the amount of duplicate information that shareholders receive and lowers our printing and mailing costs.

If you received multiple copies of this information and, in future, wish to receive only a single copy, please forward a written request to the attention of our Corporate Secretary by either mail or fax to 840-7th Avenue SW, Suite 700, Calgary, Alberta, Canada T2P 3G2, fax (403) 264-6442.

If your household received a single copy of this information and you wish to receive multiple copies in the future, or if you would like to receive additional copies of this documentation prior to this year’s annual meeting, please forward a written request to the attention of our Corporate Secretary by either mail or fax to 840-7th Avenue SW, Suite 700, Calgary, Alberta, Canada T2P 3G2, fax (403) 264-6442

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Corporation has an authorized capital consisting of an unlimited number of Common Shares, without nominal or par value, of which 21,315,077 Common Shares are issued and outstanding as of the close of business on May 5, 2005 (the “Record Date”)

Holders of Common Shares on record at the close of business on the Record Date are entitled to vote such Common Shares at the Meeting on the basis of one vote for each Common Share held except to the extent that, (i) the holder transfers his or her shares after the close of business on the Record Date, and (ii) such transferee produces properly endorsed share certificates or otherwise establishes his or her ownership of the shares and demands, not later than ten days prior to the Meeting, that his name be included in the list before the Meeting, in which case the transferee may vote those shares.

The By-laws of the Corporation provide that a quorum of shareholders is present at a meeting of shareholders if at least two individuals are present, each of whom is entitled to vote at the meeting, and who hold or represent by proxy in the aggregate not less than 25% of the total number of shares entitled to be voted at the meeting.

The following table sets forth the shareholdings of those persons or companies which, as of the Record Date, to the knowledge of the directors or senior officers of the Corporation, beneficially own, directly or indirectly, or exercises control or direction over more than 5% of the voting rights attached to the outstanding Common Shares of the Corporation that are entitled to vote at the Meeting.

Name	Type of Ownership	Number and Percentage of Shares of Corporation Held or Controlled as at the Date Hereof
George Liszicasz	of record and beneficially	5,110,823 23.90%

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

During the fiscal year ended December 31, 2004, no director, senior officer, nominee for election as a director, nor any of their respective associates or affiliates, is, or has been at any time since the beginning of the last completed fiscal year, indebted to the Corporation or any subsidiary nor has any such person been indebted to any other entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding, provided by the Corporation or any subsidiary.

INTEREST OF MANAGEMENT AND INSIDERS IN

MATERIAL TRANSACTIONS AND MATTERS TO BE ACTED ON

The Corporation is not aware of any material interests, direct or indirect, by way of beneficial ownership of securities or otherwise, of any director or senior officer, proposed nominee for election as a director or any shareholder holding more than 10% of the voting rights attached to the Common Shares or any associate or affiliate of any of the foregoing in any proposed or ongoing transactions of the Corporation or any matters to be acted on at the Meeting, other than the approval of the Corporation’s 2004 Stock Option and Stock Award Plan, pursuant to which members of the Corporation’s Board of Directors and executive officers will be eligible to receive compensation in the form of stock options and/or stock awards.

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Board of Directors of the Corporation, the only matters to be brought before the Meeting are those matters set forth in the accompanying Notice of Meeting.

ELECTION OF BOARD OF DIRECTORS

It is the intention of the management designees, if named as proxy, to vote for the election of the following six persons to the Board of Directors and to fix the Board of Directors at six (6) members for the next ensuing year. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favour of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his proxy that his shares are to be withheld from voting in the election of directors. Each director elected will hold office until the next annual meeting of shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the By-laws of the Corporation.

The following table sets forth the name of each of the persons proposed to be nominated for election as a director, all positions and offices in the Corporation presently held by him, his municipality of residence, his principal occupation, business or employment, the period during which he has served as a director, and the number of voting Common Shares of the Corporation that he has advised are beneficially owned by him, directly or indirectly, or over which control or direction is exercised, as of the date hereof.

Name and Municipality of Residence	Principal Occupation, Business or Employment	Position or Office within Corporation	Year Became a Director	Voting Shares Beneficially Owned as at Date hereof(1)
Donald E. Foulkes Calgary, Alberta

Mr. Foulkes has been a director and the President of AltaCanada Energy Corp. (TSX: ANG), an oil and gas exploration company, since September 2002.  Mr. Foulkes was the Chairman of the Board of Bushmills Energy Corp. (TSE:BSH), an oil and gas exploration company, from September 2001 until January 2003.  Mr. Foulkes was with Causeway Energy Corporation (TSE:CUW), an oil and gas exploration and production company, from September 1995 to September 2001, where he held the position of President from 1995 until 1998 when he became the Chief Executive Officer.  From 1992 to 1995, Mr. Foulkes was the President of Highridge Exploration Ltd. (TSE:HRE) and from 1988 to 1992, he was the President of Union Pacific Resources Inc., a private oil and gas company.  Mr. Foulkes serves as a board member on our two Canadian subsidiaries, NXT Energy Canada, Inc. and NXT Aero Canada, Inc., as well; he also serves as a board member of 669677 Alberta Ltd., a private company.

Mr. Foulkes is a professional geologist and received a Bachelor of Science degree in Geology from the University of Calgary in 1970.

Mr. Foulkes sits on both our Audit Committee and our Compensation Committee.

		Director	2002	64,999 (0.30%)
His Highness Sheikh Al Hassan Bin Ali Bin Rashid Al Nuaimi Ajman, United Arab Emirates	His Highness is a member of the Saudi Royal Family. He is Chairman of Sea Spray Aluminum Boats "Emirates" L.L.C. which operates four factories, two in the UAE and one factory each in Iran and India.	Director	2004	25,000 (.11%)
Dennis Hunter, Santa Rosa, California

Mr. Hunter is an entrepreneur who splits his time equally between private investment activities and real estate development and management.  Since 1973, Mr. Hunter has been President and Chairman of the Board of Investment Development Management Corporation, which acquires, constructs, manages, develops and sells properties in California, Oregon and Nevada.  Mr. Hunter has also been Chairman of the Board since 1992, and Vice Chairman of the Board from 1984, of Northern Empire Bancshares, a holding company of Sonoma National Bank, of which Mr. Hunter was a founder in 1982.  Mr. Hunter has also been a director, since 1988, of Northbay Corporation, a private holding company in the solid waste industry with 35 companies in solid waste hauling, transfer stations, portable toilets, land fill operations and real property ownership.  Mr. Hunter is also the trustee and an investment strategist for five charitable remainder trusts collectively holding over $30 million in net assets. Mr. Hunter sits on the board of directors of our two U.S. subsidiaries, NXT Aero USA, Inc. and NXT Energy USA, Inc.

Mr. Hunter received his Bachelor of Arts degree in Economics from California State University Sacramento.

Mr. Hunter has served on our Compensation Committee since February 2000.

		Director	1998	261,732 (1.22%)
George Liszicasz Calgary, Alberta

Mr. Liszicasz is the inventor of the SFD technology and has been our Chairman and Chief Executive Officer since inception. Mr. Liszicasz was appointed our interim President and interim Chief Financial Officer in July 2002.  Mr. Liszicasz's primary responsibilities, as the Chief Executive Officer, interim President and interim Chief Financial Officer, are to ensure the smooth running of the day-to-day operations and to further develop our SFD technology.  Prior to founding NXT, Mr. Liszicasz was Vice President of Susa Petroleum Inc. from 1993 to 1994.  From 1987 to 1995, Mr. Liszicasz was President of Owl Industries Ltd., a developer of electronic controlling devices, where he had both engineering and business responsibilities.  Mr. Liszicasz serves as a board member of each of our four subsidiaries; NXT Energy Canada, Inc., NXT Energy USA, Inc., NXT Aero Canada, Inc. and NXT Aero USA, Inc.

Mr. Liszicasz studied electronics and general sciences at the University of British Columbia and obtained a High Voltage Controls and Station Operations degree in Electronics from the Landler Jeno Technitken in Hungary in 1973.

		Director and Chief Executive Officer	1996	5,110,823 23.92%
Douglas J. Rowe Calgary, Alberta

Mr. Rowe has been the President, Chief Executive Officer and a director of Birch Mountain Resources Ltd. (TSX:BMD; OTCBB:BHMNF), a Canadian junior mineral exploration company, since 1994.  Prior to that he was Chairman and President of Brougham Geoquest, Ltd., a company engaged in mineral exploration, from 1986 to 1993, and Brougham Energy Corporation, a company engaged in oil and gas exploration and development, from 1984 to 1986.  Mr. Rowe also sits on the board of directors of our two Canadian subsidiaries, NXT Aero Canada, Inc. and NXT Energy Canada, Inc.

Mr. Rowe is a professional engineer with a Bachelors of Science degree in Electrical Engineering from Queen’s University which he obtained in 1967 and has over 30 years of industry experience.

Mr. Rowe is chairman of our Compensation Committee.

		Director	2002	39,999 (0.18%)

Robert Van Caneghan Staten Island, New York

Mr. Van Caneghan retired in 1994. He has over 25 years of experience as a market maker and specialist broker.  From 1984 to 1994, he was a principal of Miceli-Van Caneghan, a specialist firm located on the AMEX floor.  Mr. Van Caneghan was also a member of the American Stock Exchange Board of Governance from 1988 to 1994. Mr. Van Caneghan currently is a board member of our two U.S. subsidiaries, NXT Energy USA, Inc. and NXT Aero USA, Inc. and of the Financial Resources Federal Credit Union.

In 1969, Mr. Van Caneghan graduated from Wagner College with a Bachelor of Science in Economics.  He then obtained a Masters Degree in Finance from the New York University Stern School of Business in 1974. Mr. Van Caneghan attended Brooklyn Law School where he graduated with a Juris Doctor degree in 1978.

Mr. Van Caneghan is a member of our Audit Committee.

		Director	2002	33,333 (0.15%)
Brian Kohlhammer Calgary, Alberta

Mr. Kohlhammer is a Chartered Accountant with over eighteen years experience in financial management reporting including four years public accounting and fourteen years financial forecasting, analysis and reporting.

Since December 2004, Mr. Kohlhammer has been serving as Vice President of Financial and Chief Financial Officer for Delphi Energy Corp., a public junior oil and gas company in Canada traded on the Toronto Stock Exchange and based in Calgary, Alberta.  From 2001 to 2004, Mr. Kohlhammer served as Vice President of Financial and Chief Financial Officer for Virtus Energy Ltd., a public junior oil and gas exploration and production company traded on the TSX Venture Exchange and based in Calgary, Alberta. From 2000 to 2001, Mr. Kohlhammer served as Vice President of Financial and Chief Financial Officer for Patchgear.com Inc., an Internet based B2B e commerce public company in the safety equipment sector that was located in Calgary, Alberta. Mr. Kohlhammer is a member of our Audit Committee.

		Director	2004	40,000 (0.18%)

Note:

(1)

Rule 13d-3 under the United States Securities Exchange Act defines the term, “beneficial ownership”.  Under this rule, the tem includes shares over which the indicated beneficial owner exercises voting and/or investment power.  The rules also deem common shares subject to options currently exercisable or exercisable within 60 days, to be outstanding for the purposes of computing the percentage ownership of the person holding the options but do not deem such shares to be outstanding for the purposes of computing the percentage ownership of any other person.  The applicable percentage of ownership for each shareholder is based on 21,315,077 common shares outstanding as of May 5, 2005, together with applicable options.  Except as otherwise indicated, we believe the beneficial owners of the common shares have sole voting and investment power over the number of shares listed opposite their names.

None of our executive officers or directors have been involved in any bankruptcy proceedings within the last five years, been convicted in or has pending any criminal proceeding, been subject to any order, judgment or decree enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity or been found to have violated any federal, state or provincial securities or commodities laws.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The following represents each person who did not file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent year:

BOARD COMMITTEES

Our board of directors has established two committees, a Compensation Committee and an Audit Committee.

Messrs. Foulkes, Hunter and Rowe constitute our Compensation Committee.  Our Compensation Committee reviews and makes recommendations with respect to the compensation of our executive officers, and also administers our various stock plans.

The Audit Committee's duties, as outlined in its charter, include recommending to our board of directors the engagement of our independent auditors, reviewing the results of the auditor's examination of our periodic financial statements, and determining the independence of those accountants.  Messrs. Foulkes, Brian Kohlhammer and Van Caneghan are members of the Audit Committee.  Mr. Kohlhammer is a financial expert  on the Audit Committee.

Messrs. Foulkes, Kohlhammer and Van Caneghan are considered "independent" within the meaning of the rules of NASDAQ, the New York and American Stock Exchanges and the U.S. Securities and Exchange Commission.

The Corporation does not have an executive committee or a nominating committee. As the board is not large, the board members as a group review nominations. The board of directors is reviewing the need for a nominating committee for the future.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the board of directors reviews and recommends to the board of directors the compensation and benefits of all our executive officers and establishes and reviews general policies relating to compensation and benefits of our employees.  None of our executive officers served as a director, executive officer or member of a compensation committee of another entity of which one of its executive officers served on our Compensation Committee.  No interlocking relationships exist between our board of directors or compensation committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

Compensation for our Chief Executive Officer was determined by the Compensation Committee after considering his efforts in assisting in the development of our business strategy, the salaries of executives in similar positions and our general financial condition.  The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.

Board and Committee Meetings

Our board of directors was comprised of seven directors as of December 31, 2004, and eight meetings were held during 2004. Our board of directors also approved four additional corporate matters during 2004 through unanimous written consents.

The Compensation Committee held two informal meetings as a part of regular board of directors’ meetings during 2004.

The Audit Committee held four meetings during 2004 and both Mr. Foulkes and Mr. Van Caneghan members were in attendance at all meetings.  Mr. Kohlhammer became the member of the Audit Committee in December 2004.

Mr. Hunter and His Highness Sheikh Al Hassan attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of the meetings held by all committees on which each of them served, if any, in 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Summarized below is information concerning related party transactions and balances not disclosed elsewhere in this statement for the years ended December 31, 2004, 2003, and 2002:

Our rights to use our SFD technology arises from a sharing of the technology with Momentum Resources Corporation, and an agreement pursuant to which we were originally granted the exclusive worldwide right to use, possess and control the SFD Data for hydrocarbon identification and exploration purposes and any SFD data derived from that use for the same purpose pursuant to a sharing of the SFD Technology permitted by Momentum Resources Corporation, which was originally the exclusive owner of the SFD. Momentum Resources is owned 50% by one of our significant stockholders who is a director and an executive officer of NXT as of December 31, 2004.  Under the terms of the SFD technology agreement, we are to pay Momentum a royalty equal to 5% of any Prospect Profits (as such terms is defined in the agreement), which we may receive, based on data received from Momentum Resources Corporation. No such royalty was earned or payable as of December 31, 2004. The agreement with Momentum Resources is due for renewal on December 31, 2005 subject to 60 days’ notice. We intend not to renew the agreement.

APPOINTMENT OF AUDITORS

It is the intention of the management designees, if named as proxy, to vote in favour of a resolution appointing Deloitte & Touche LLP, Chartered Accountants, as auditors for the Corporation for the next ensuing year, to hold office until the close of the next annual general meeting of Shareholders or until the firm of Deloitte & Touche LLP is removed from office or resigns as provided by the Corporation’s By-laws and authorizing the Board of Directors to fix the compensation of the auditors.

The Board is recommending that the shareholders approval of Deloitte & Touche LLP as the Corporation’s independent accountants for the fiscal year ending December 31, 2005. Deloitte & Touche LLP has been the Corporation’s independent accountants

During our two most recent fiscal years ended December 31, 2004, Deloitte & Touche LLP has been the Corporation’s independent accountants.

The Corporation expects that a representative of Deloitte & Touche will be present at the Meeting and is expected to be available to respond to appropriate questions.

AUDIT FEES

Fees billed by Deloitte & Touche LLP were:

• fees billed in 2004 in the amount of $41,202 for the audit of our F-1 Registration Statement.

• $64,745 ($22,300 in 2003) for the audit of the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2004.

• $28,668 for the 2004 quarterly reviews ($5,300 for the 2003 quarterly reviews) of the Consolidated Financial Statements included in Form 10-Q.

AUDIT RELATED FEES

None.

TAX FEES

Fees billed by Deloitte & Touche LLP, were $51,127 for 2004 for tax return preparation assistance and tax-related consultation.

ALL OTHER FEES

No other fees were billed by Deloitte & Touche LLP during 2004 or 2003.

Audit Committee Approval

Before Deloitte & Touche LLP is engaged by NXT to render audit or non-audit services, the engagement is approved by NXT’s Audit Committee. All audit-related and tax services provided by Deloitte & Touche LLP after May 6, 2003 were approved by our Audit Committee.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

The Corporation has two executive officers.  The aggregate cash compensation paid to such executive officers by the Corporation for services rendered during the fiscal year ended December 31, 2004 was $116,373.

The following table shows the compensation paid over the past three years with respect to the following persons:

•	Our Chief Executive Officer; and
•	Our four other most highly compensated executive officers (if any), whose annual salary and bonus exceeded $100,000 in the aggregate.

(1)

NXT ordinarily pays salaries to our executive officers in Canadian dollars.  The amounts shown as paid in this table have been converted into United States dollars based upon the average exchange rate for the year of payment used in preparing our consolidated financial statements.

(2)

Includes, among other things, perquisites and other personal benefits, securities or property which exceed in the aggregate the lesser of either $50,000 or 10% of the total annual salary and bonus reported for that year.

(3)

Mr. Topolinsky resigned as NXT's President and Chief Operating Officer and as a director of NXT effective April 19, 2002.

(4)

Effective March 1, 2002, Mr. Ehrets became NXT's Vice President Exploration (U.S.).  Prior to that Mr. Ehrets was NXT's Executive Vice President of Operations.  Mr. Ehrets’ contract expired on October 31, 2002 and was not renewed.

(5)

Mr. Woodbury’s contract expired on July 8, 2002 and was not renewed.

         (6)

In January 2002, Mr. Liszicasz accepted a 50% reduction in his annual salary.

Summary of Stock Options and Stock Appreciation Rights Granted To Executive Officers

During the fiscal year ended December 31, 2004, 40,000 stock options were granted to directors of the Corporation under the 2000 Directors’ Plan. The options were issued at fair market value and vest at the rate of one third on each of the three following anniversary dates of the grant. The options expire on the earlier of the fifth anniversary of the grant or 30 days after the director ceases to be a director. The 2000 Directors’ Plan had originally 400,000 common shares reserved for issuance to selected directors. 25,000 of these options are available as of May 11, 2005.

Also, during the fiscal year ended December 31, 2004, 250,000 stock options were granted to directors of the Corporation under the 1997 Stock Plan. The options were issued at the fair market value.  The options vest at the rate of one third on each of the three following anniversary dates of the grant and expire on the earlier of the fifth anniversary of the grant or 30 days after the optionee ceases to be associated with the corporation. The 1997 Stock Plan had originally 1,500,000 common shares reserved for issuance to employees, directors and consultants. As of May 11, 2005, 47,145 of them are still available for issuance.

180,000 stock options were granted during the fiscal year ended December 31, 2004, to officers of the Corporation under the 1999 Executive Stock Plan.  The options were issued at fair market value. The options vest at the rate of one third on each of the three following anniversary dates of the grant and expire on the earlier of the fifth anniversary of the grant or 30 days after the optionee ceases to be associated with the corporation. The 1999 Executive Stock Plan had originally 1,000,000 common shares reserved for issuance to executive officers of the company. As of May 11, 2005, 800,800 of them are still available for issuance.

During the fiscal year ended December 31, 2004 no directors or executive officers of the Corporation exercised any stock options.

Summary of Stock Options and Stock Appreciation Rights Granted To Executive Officers and Directors

The following table sets forth information regarding stock option grants to our officers and directors as of March 1, 2005:

The potential realizable value is calculated based on the assumption that the common shares appreciate at the annual rate shown, compounded annually, from the date of grant until the expiry of the term of the option.  These numbers are calculated based on U.S. Securities and Exchange Commission requirements and do not reflect our projection or estimate of future stock price growth.  Potential realizable values are computed by:

•	multiplying the number of shares of common stock subject to a given option by the exercise price;
•	assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire term of the option; and
•	subtracting from that result the aggregate option exercise price.

Summary of Stock Options and Stock Appreciation Rights Exercised By Executive Officers and Year End Balances

The following table provides certain information with respect to each of our executive officers in 2004 concerning any options to purchase our common shares or stock appreciation rights they may have exercised in 2004, and the number and value of their unexercised options as of December 31, 2004:

at December 31, 2004
Named Executive Officer	Shares Acquired On Exercise	Value Realized	Options at FY-End (Exercisable/Unexercisable)	Value of In-the-Money Options at FY-End (1) (2) (Exercisable/Unexercisable)
George Liszicasz	---	---	38,333 / 86,667	$35,800 / $71,600
Jarmila Manasek	---	---	0 / 100,000	$0 / $37,000

(1)	The dollar amount shown represents the difference between the fair market value of our common shares underlying the options as of the date of exercise and the option exercise price.
(2)

The dollar value provided represents the cumulative difference in the fair market value of our common shares underlying all in-the-money options as of December 31, 2004 and the exercise prices for those options.  Options are considered "in-the-money" if the fair market value of the underlying common shares as of the last trading day in 2004 exceeds the exercise price of those options.  The fair market value of our common shares for purposes of this calculation is $1.84, based upon the closing price for our common shares on December 31, 2004, the last trading day in 2004.

2004 STOCK AWARD AND STOCK OPTION PLAN

Since the Corporation wishes to secure the benefits of incentives inherent in share ownership by the directors, management and employees of the Corporation and other eligible persons, including consultants, who, in the judgment of the Board Committee will be largely responsible for its future growth and success and since the existing stock option plans do not provide enough room for issuing additional stock options and stock awards, the 2004 Stock Award and Stock Option Plan (the “2004 Plan”) has been adopted by the Board of Directors effective December 22, 2004.

The text of the 2004 Plan is included as Attachment No.1 to this Management Proxy Statement.

The 2004 Plan provides for the issuance of up to 2,400,000 common shares to eligible members of the Board of Directors, management and employees of the Corporation. Also, consultants that provide bona fide services to the Corporation not in connection with the offer or sale of securities in capital raising transaction and do not directly or indirectly promote or maintain a market for the Corporation’s securities may be eligible.

The Board of Directors or its Compensation Committee will be authorized to make all determinations regarding the granting of options or stock awards under the 2004 Plan, including the exercise price, vesting and expiration of options; provided however that an exercise price cannot be lower than the closing market price for the Corporation’s shares on the day prior to the date of grant.

The benefits or amounts that will be received or allocated to individual participants or to individual groups of participants under the Plan are not determinable at the time of the issue of this statement.

Director Compensation

We do not currently pay any cash compensation to directors for serving on our board, but we do reimburse directors for out-of-pocket expenses for attending board and committee meetings.  Our independent directors receive stock options to purchase our common shares as compensation for their service as directors.  The terms of stock option grants made to independent directors are determined by the board of directors.  We do not provide additional compensation for committee participation or special assignments of the board of directors.

Executive officers of the Corporation, who also act as directors of the Corporation, do not receive any additional compensation for services rendered in such capacity, other than as paid by the Corporation to such executive officers in their capacity as executive officers. See “Compensation of Executive Officers”.

Other Compensation

Other than as set forth herein, the Corporation did not pay any additional compensation to the executive officers or directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full time employees) during the last completed fiscal year.

Indemnification of Directors, Officers and Others

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the company, we have been informed that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Our By-laws provide that, to the fullest extent permitted by law, we may indemnify our directors, officers and others who were or are a party to, or are threatened to be made a party to, any threatened, pending or completed action, suit or proceeding.

We do maintain directors and officers indemnity insurance.

Employment Agreement with Our Executive Officer

Mr. Liszicasz is employed as our Chief Executive Officer under a five-year employment agreement entered into on December 1, 2002, which contains the following principal compensatory provisions:

•	An initial base salary of CDN $21,000 per month, with an automatic increase of 5% on each anniversary date. However, Mr. Liszicasz reduced his monthly salary to CDN $10,500.
•	An annual bonus equal to 5% of our "net income after taxes" in the event we earn more than $5 million in net income after taxes in any year.
•	An annual performance bonus, as determined in the sole discretion of our board of directors.

At the conclusion of his initial term, Mr. Liszicasz’s employment agreement renews automatically each year for a successive one-year term, unless we or Mr. Liszicasz elects by a written, 60-day notice not to renew; or the agreement is terminated earlier in accordance with its terms.

Mr. Liszicasz’s employment agreement provides for early termination in the case of any of the following events as defined in the employment agreement:

•	death or disability;
•	a "change in control" of NXT;
•	termination of employment by NXT for "cause;" or
•	termination of employment by Mr. Liszicasz for "good reason."

Under the employment agreement a "change in control" means any of the following:

•	an acquisition whereby immediately after such acquisition, a person holds beneficial ownership of more than 50% of the total combined voting power of our then outstanding voting securities;
•

if in any period of three consecutive years after the date of the employment agreement, the then incumbent members of our board of directors cease to constitute a majority of the board for reasons other than voluntary resignation, refusal by one or more members of our board of directors to stand for election, or removal of one or more board member for good cause; or

•

our board of directors or shareholders approve a merger, consolidation or reorganization of NXT; the complete liquidation or dissolution of NXT; or the agreement for the sale or other disposition of all or substantially all of NXT's assets.

In general, where a termination is for death, disability, "cause" or by Mr. Liszicasz without "good reason", Mr. Liszicasz’s compensation allowances and benefits will accrue only through the effective date of the termination.  However, where a termination is due to a "change in control", without "cause", or Mr. Liszicasz for "good reason", the employment agreement provides that we will pay compensation and certain allowances and benefits to Mr. Liszicasz through the end of the then applicable term.

OTHER BUSINESS

While there is no other business other than that mentioned in the Notice of Meeting to be presented for action by the shareholders at the Meeting, it is intended that the proxies hereby solicited will be exercised upon any other matters and proposals that may properly come before that Meeting or any adjournment thereof, in accordance with the discretion of the persons authorized to act thereunder.

Proposals for Consideration at Next Year's Annual Meeting of Shareholders

Shareholders may submit proposals for consideration at future shareholder meetings, including director nominations.

Nomination of Director Candidates:  You may propose common director candidates for consideration by our board of directors.  Any recommendations for common director candidates should be directed to NXT's Corporate Secretary at our executive offices in Calgary, Alberta, Canada.  In addition, our bylaws permit common shareholders to nominate directors at a shareholder meeting.  In order to make a common director nomination at a shareholder meeting, it is necessary that you notify NXT not fewer than 120 days in advance of the day specified as the mailing date in our proxy statement for the prior year's annual meeting of shareholders.  Thus, since June 6, 2005 is specified as the mailing date in this year's proxy statement, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by NXT not later than February 5, 2006 (i.e., 120 days prior to June 6, 2006). In addition, the notice must meet all other requirements contained in our bylaws.

Any nomination for a common director nominee must contain the following information:

•

the nominee's name, age, business address and residential address;

•

the nominee's principal occupation or employment; and

•

the number of shares of our common stock which the nominee beneficially owns.

No person may be elected as a common director unless he or she has been nominated by a holder of our common stock in the manner just described.

Shareholder Proposals:  In order for a shareholder proposal to be considered for inclusion in NXT's proxy statement for next year's annual meeting, we must also receive the written proposal no later than the previously noted February 5, 2006 date.  These proposals must also comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Similarly, in order for a shareholder proposal to be raised from the floor during next year's annual meeting, we must receive written notice by no later than June 6, 2006 and shall contain such information as required under our bylaws.

We suggest that any nominations or proposals be submitted by certified mail-return receipt requested.  NXT reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

Copy of Bylaw Provisions:  You may contact NXT's Corporate Secretary at our headquarters for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating common director candidates.

GENERAL

All matters to be brought before the meeting require, for the passing of same, a simple majority of the votes cast at the Meeting by the holders of Common Shares. If a majority of the Common Shares represented at the meeting should be voted against the appointment of Deloitte & Touche LLP, Chartered Accountants, as auditors of the Corporation, the Board of Directors will appoint another firm of chartered accountants based on the recommendation of the Board’s Audit Committee, which appointment for any period subsequent to the Meeting shall be subject to approval by the shareholders at the Meeting. The Board of Directors of the Corporation has approved the contents and sending of this Management Proxy Statement.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED at the City of Calgary, in the Province of Alberta, this 11th day of May, 2005.

(signed) ”George Liszicasz”	(signed) “Scott Schrammar”
George Liszicasz Chief Executive Officer	Scott Schrammar Corporate Secretary

Attachment No. 1

ENERGY EXPLORATION TECHNOLOGIES INC.

2004 STOCK AWARD AND STOCK OPTION PLAN

Effective Date: December 22, 2004

1.

INTRODUCTION

1.1

Purpose

The purpose of this Plan (as such term is defined below) is to, among other things, secure for Energy Exploration Technologies Inc., an Alberta corporation (the “Corporation”), and its shareholders the benefits of incentives inherent in share ownership by the directors, management and employees of the Corporation and other eligible persons, including consultants, who, in the judgment of the Board (as such term is defined below) and/or the Compensation Committee (as such term is defined below), will be largely responsible for its future growth and success.  It is generally recognized that a stock award and option plan of the nature provided for herein aids in retaining and encouraging directors, management, employees and others of exceptional ability because of the opportunity offered them to acquire a proprietary interest in the Corporation.

1.2

Definitions

Whenever used herein, the following words and expressions shall have the following meanings, namely:

(a)

“Board” means the Board of Directors of the Corporation as it may be constituted from time to time;

(b)

“Compensation Committee” means a committee of the Board that may be established to make recommendations to the Board with respect to executive compensation;

(c)

“Consultants” means persons who are engaged by the Corporation to provide professional advice or services but generally are not acting as employees. A Consultant provides services under a written contract and spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or any of its subsidiaries.

(d)

 “Eligible Directors” means the members of the Board of the Corporation or  members of the Board of Directors of any of the Corporation’s subsidiaries;

(e)

“Eligible Employees” means key employees of the Corporation or any of its subsidiaries including officers, whether or not directors, and including both full-time and part-time employees, whether or not they have a written employment contract with the Corporation;

(f)

“Eligible Members of Management” means the president, chief executive officer, chief operating officer, chief financial officer, any vice-president, the secretary, the treasurer or the general manager of the Corporation or any of its subsidiaries;

(g)

“Eligible Service Providers” means persons engaged as Consultants to provide ongoing bona fide management, technical, consulting or other services for the Corporation or any of its subsidiaries; provided, however that an Eligible Service Provider may only receive Options or Shares under this Plan for bona fide services actually rendered to the Corporation that are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Corporation’s securities.

(h)

 “Exchange” means the NASD OTC or any other exchange on which the shares of the Corporation may be listed from time to time;

(i)

“Insider” of the Corporation means:

(i)

an insider as defined in the Securities Act (Alberta), other than a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of the Corporation; and

(ii)

an associate (as such term is defined in the Securities Act (Alberta)) of any person who is an Insider by virtue of subparagraph (i);

(j)

“Award” means a stock award granted under the terms of the Stock Award and  Stock Option Plan;

(k)

“Option” means an option granted under the terms of the Stock Award and Stock Option Plan;

(l)

“Option Period” means the period during which an Option may be exercised;

(m)

“Optionee” means an Eligible Employee, Eligible Director, Eligible Member of Management or Eligible Service Provider to whom an Option has been granted under the terms of the Stock Award and Stock Option Plan;

(n)

“Participant” means, in respect of the Plan, an Eligible Employee, Eligible Director, Eligible Member of Management or Eligible Service Provider who elects to participate in the Plan;

(o)

 “Share Compensation Arrangement” means a stock award, a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to one or more eligible persons, including a purchase of Shares from treasury which is financially assisted by the Corporation by way of a loan, guarantee or otherwise;

(p)

“Shares” means the common shares of the Corporation from time to time authorized by the constating documents of the Corporation;

(q)

“Stock Option Agreement” means an agreement entered into pursuant to 2.4 hereof; and

(r)

“Stock Award and Stock Option Plan” or “Plan” means  this 2004 Stock Award and Stock Option Plan.

(s)

“Effective Date” means the date, as determined by the Board, upon which the Plan comes into force.

2.

STOCK AWARD AND STOCK OPTION PLAN

2.1

Participation

Options shall be granted under this Plan only to Eligible Employees, Eligible Directors, Eligible Members of Management and Eligible Service Providers.

2.2

Determination of Option Recipients

 (a) The Board and/or the Compensation Committee shall make all necessary or desirable determinations regarding the granting of Awards or Options to Eligible Employees, Eligible Directors, Eligible Members of Management and Eligible Service Providers and may take into consideration the present and potential contributions of a particular Eligible Employee, Eligible Director, Eligible Member of Management or Eligible Service Provider to the success of the Corporation and any other factors which it may deem proper and relevant.

 (b) Any Award or options granted or Shares issued pursuant to this Plan to any Eligible Director shall be held in trust by the Corporation pending approval of such grant or issuance by the Corporation’s shareholders beneficially owning a majority of the Corporation’s total issued and outstanding Shares at a duly called and held meeting of the Corporation’s shareholders.

2.3

Price

The exercise price per Share shall be determined from time to time by the Board and/or the Compensation Committee but, in any event, shall not be lower than the closing market price of the Shares on the Exchange on the last trading day preceding the date of grant.  In the event that no trades of the Shares have taken place on the Exchange on any trading day within a five-day period immediately preceding the date of grant, the Board and/or the Compensation Committee may, in their sole discretion, select as the exercise price per Share the weighted average trading price of the Shares on the Exchange over the last ten trading days on which the Shares traded on the Exchange immediately preceding the date of the grant.

2.4

Grant of Options

The Board and/or the Compensation Committee may at any time authorize the granting of Options to such Eligible Employees, Eligible Directors, Eligible Members of Management and Eligible Service Providers as it may select for the number of Shares that it shall designate, subject to the provisions of this Stock Award and Stock Option Plan.

Each Option granted to an Optionee shall be evidenced by a Stock Option Agreement with terms and conditions consistent with this Plan and as approved by the Board and/or the Compensation Committee (which terms and conditions need not be the same in each case and may be changed from time to time).

2.5

Terms of Options

The Option Period for Options granted to Eligible Directors, Eligible Employees,  Eligible Members of Management and Eligible Service Providers shall be of such length as is determined by the Board and/or the Compensation Committee but in any event shall not exceed a period of five (5) years commencing on the date such Option is granted, and may also be reduced with respect to any such Option as provided in Section 2.7 hereof.

Options granted to employees of the Corporation conducting investor relations activities  expire within 30 days of the cessation of the Participant’s services to the Corporation or his subsidiaries. Subject to the policies of the Exchange, an option shall vest and may be exercised during the Option Period in the manner as the Board and/or the Compensation Committee may in its sole discretion determine.

Subject to the other terms and conditions of this Plan, Options which have vested may be exercised in whole or in part at any time during the Option Period.

Except as set forth in Section 2.7, no Option may be exercised by an Optionee unless the Optionee is, at the time of such exercise:

(a)

in the case of an Eligible Employee, in the employ of the Corporation or one of its subsidiaries and shall have been continuously so employed since the date of his Option, but absence on leave, having the approval of the Corporation, shall not be considered an interruption of employment for any purpose of the Stock Award and Stock Option Plan;

(b)

in the case of an Eligible Director, a director of the Corporation or one of its subsidiaries and shall have been such a director continuously since the grant of his Option; or

(c)

in the case of an Eligible Member of Management, an officer of the Corporation or one of its subsidiaries and shall have been such an officer continuously since the grant of his Option;

provided, however, that Optionees who were granted Options by virtue of being Eligible Service Providers (and not in their capacity as Eligible Directors, Eligible Employees or Eligible Members of Management) at the time of such grant shall not be subject to the restrictions set out in (a), (b) or (c) of this Section 2.5.

The exercise of any Option will be contingent upon receipt by the Corporation of cash payment of the full purchase price for the Shares being purchased.  No Optionee or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares subject to an Option, unless and until certificates for such Shares are issued to him or them under the terms of this Stock Award and Stock Option Plan.

2.6

Lapsed Option

If Options are surrendered, terminated or expire without being exercised in whole or in part, new Options may be granted under this Plan covering the Shares not purchased under such lapsed Options to the extent permitted by the Exchange.

2.7

Effect of Termination of Employment or Death

(a) If an Optionee shall die, any Option held by him at the date of death shall be exercisable, but only by the person or persons to whom the Optionee’s rights under the Option shall pass by the Optionee’s will or the laws of descent and distribution.  All such Options shall be exercisable only for one (1) year after the date of death or prior to the expiration of the Option Period in respect thereof, whichever is sooner.

(b) If an Optionee is terminated for cause by the Corporation from his position as an Eligible Service Provider, Eligible Director, Eligible Employee or Eligible Member of Management, no Option held by such Optionee may be exercised following the date of termination.  If an Optionee ceases to be an Eligible Service Provider, Eligible Director, Eligible Employee or Eligible Member of Management for any reason other than termination for cause, then the Options held by such Optionee at the effective date thereof (the “Cessation Date”) shall be exercisable for a period of 90 days thereafter.

2.8

Effect of Takeover Bid

If a bona fide offer (the “Offer”) for Shares is made to the Optionee or to shareholders of the Corporation generally or to a class of shareholders which includes the Optionee, which Offer, if accepted in whole or part, would result in the offeror exercising control over the Corporation within the meaning of the Securities Act (Alberta), then the Corporation shall, immediately upon receipt of notice of the Offer, notify each Optionee currently holding an Option of the Offer, with full particulars thereof; whereupon, notwithstanding the applicability, if any, of Section 2.5 hereof, such Option may be exercised in whole or in part by the Optionee so as to permit the Optionee to tender the Shares received upon such exercise (the “Optioned Shares”) pursuant to the Offer.  If:

(a)    the Offer is withdrawn by the offeror, or

(b)    the Optionee does not tender the Optioned Shares pursuant to the Offer; or

(c)    all of the Optioned Shares tendered by the Optionee pursuant to the Offer are not taken up and paid for by the offeror in respect thereof;

then the Optioned Shares or, in the case of subsection (c) above, the Optioned Shares that are not taken up and paid for, shall be returned by the Optionee to the Corporation and reinstated as authorized but unissued Shares and the terms of the Option as set forth in Section 2.5, if applicable, shall again apply to the Option.  If any Optioned Shares are returned to the Corporation under this Section, the Corporation shall refund the exercise price to the Optionee for such Optioned Shares.  In no event shall the Optionee be entitled to sell the Optioned Shares otherwise than pursuant to the Offer.

2.9

 Effect of Change of Control

(a) In the event (i) of a Change of Control or (ii) that the Corporation sells all or substantially all of its assets or merges, amalgamates or consolidates with any other corporation which is not a subsidiary of the Corporation which results in a Change of Control, the Corporation shall deliver written notice thereof to the Optionee advising of the Change of Control.  Upon the occurrence of a Change of Control, the Board and/or the Compensation Committee at its sole discretion may determine that all of the unvested Options shall immediately become vested and be considered vested Options as of the date of the Change of Control.

(b) for the purposes of this Section 2.9, “Change of Control” means any of the following:

(i)

the acquisition and exercise, or either of them, of de facto control or the acquisition of the power to exercise de facto control over the Corporation by any person, firm or corporation or group which did not, as at the date hereof, exercise de facto control over the Corporation; or

(ii)

any transaction or event or series of transactions or a combination thereof as a result of which:

A.

any person, firm, corporation or group shall directly or indirectly own or exercise control over, through intermediary entities or by contract or otherwise, 50% or more of the outstanding voting securities of the Corporation; or

B.

the Corporation or any of its subsidiaries shall, or may (including on the exercise of any option or right) become obligated at any time to sell, lease, exchange or otherwise dispose of all or substantially all of its property.

2.10

          Effect of Amalgamation, Consolidation or Merger

If the Corporation amalgamates, consolidates with or merges with or into another corporation, any Shares receivable on the exercise of an Option shall be converted into the securities, property or cash which the Participant would have received upon such amalgamation, consolidation or merger if the Participant had exercised his Option immediately prior to the record date applicable to such amalgamation, consolidation or merger, and the Option price shall be adjusted appropriately by the Board and/or the Compensation Committee and such adjustment shall be binding for all purposes of the Stock Award and Stock Option Plan.

2.11

          Adjustment in Shares Subject to the Plan

If there is any change in the Shares through a consolidation, subdivision or reclassification of Shares, or otherwise, the number of Shares available under the Stock Award and Stock Option Plan, the Shares subject to any Option, and the purchase price thereof shall be adjusted appropriately by the Board and/or the Compensation Committee on a proportional basis.  Any such adjustment shall be effective and binding for all purposes of the Stock Award and Stock Option Plan.

2.12               Loans to Optionees

Subject to the Business Corporations Act (Alberta) or any other laws applicable to the Corporation, the Board and/or the Compensation Committee may at any time authorize the Corporation to loan money to any Optionee, other than to the Corporation’s officers and directors, on such terms and conditions (including without limiting the generality of the foregoing, terms and conditions respecting whether such loan shall be made with or without recourse and whether and at what rate interest shall be payable thereon) as the Board and/or the Compensation Committee in its sole discretion may determine, to assist such Optionee to exercise an Option held by him.

2.13               Approval

The terms of the Options granted from time to time hereunder, and the Optionees to whom Options are granted, are subject to the Exchange accepting notice of such terms and proposed Optionees (if such acceptance is required by the Exchange).

3.

GENERAL

3.1

Number of Shares

The aggregate number of Shares issuable under the Plan shall not exceed 1,200,000 Shares.

3.2

Restrictions on the Granting of Options and the Issuance of Shares

The following restrictions apply to the reservation of Shares pursuant to Options:

(a)

the aggregate number of Shares reserved for issuance pursuant to Options granted to any one person in any 12 month period may not exceed 5% of the issued and outstanding Shares on a non-diluted basis (subject to adjustment in accordance with applicable securities rules and prior Exchange approval); and

(b)

The aggregate number of Shares reserved for issuance pursuant to Options granted to any one consultant in any 12 months period may not exceed 2% of the issued and outstanding Shares on a non-diluted basis; and

(c)

no more than an aggregate of 2% of the issued and outstanding Shares of the Corporation on a non-diluted basis can be granted to any employee conducting investor relations activities in any 12 months period.

For the purposes of determining compliance with the above restrictions, Shares reserved or issued pursuant to Options shall be considered together with Shares reserved or issued pursuant to all of the Corporation’s previously established or proposed Share Compensation Arrangements.

3.3

Transferability

All benefits, rights and options accruing to any Participant in accordance with the terms and conditions of the Plan shall not be transferable or assignable unless specifically provided herein or to the extent, if any, permitted by the Exchange.  During the lifetime of a Participant all benefits, rights and options may only be exercised by the Participant, other than provided for in subsection 2.7(a).

3.4

Employment

Nothing contained in the Plan shall confer upon any Participant any right with respect to employment or continuance of employment with the Corporation or interfere in any way with the right of the Corporation to terminate the Participant’s employment at any time.  Participation in the Plan by a Participant is voluntary.

3.5

Record Keeping

The Corporation shall maintain a register in which shall be recorded:

(a)

the name and address of each Participant;

(b)

the number of Options granted to a Participant and the number of Options outstanding.

3.6

Necessary Approvals

The Plan shall be effective only upon the approval of the Exchange, if required, and, if required by the Exchange, of the shareholders of the Corporation in the manner prescribed by the Exchange from time to time.

The obligation of the Corporation to sell and deliver Shares in accordance with the Plan is subject to the approval of any governmental authority having jurisdiction and/or the Exchange which may be required in connection with the authorization, issuance or sale of such Shares by the Corporation.  If any Shares cannot be issued to any Participant for any reason including, without limitation, the failure to obtain such approval, then the obligation of the Corporation to issue such Shares shall terminate and any Option price paid to the Corporation shall be returned to the Participant.

3.7

Administration of the Plan

The Board and/or the Compensation Committee is authorized to interpret the Plan from time to time and to adopt, amend and rescind rules and regulations for carrying out the Plan.  The interpretation and construction of any provision of the Plan by the Board and/or the Compensation Committee shall be final and conclusive.  Administration of the Plan shall be the responsibility of the Compensation Committee (or in the absence of a Compensation Committee, the Board and/or the Compensation Committee) and appropriate officers of the Corporation and all costs in respect thereof shall be paid by the Corporation.

3.8

Income Taxes

As a condition of and prior to participation in the Plan, a Participant shall authorize the Corporation in written form to withhold from any remuneration otherwise payable to such Participant any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of such participation in the Plan.

3.9

Amendments to the Plan and the Stock Option Agreement

The Board and/or the Compensation Committee reserves the right to amend, modify or terminate the Plan and to amend or modify the form of Stock Option Agreement at any time if and when it is advisable in the absolute discretion of the Board and/or the Compensation Committee.  Any amendment to any provision of the Plan or the Stock Option Agreement shall be subject to the approval, if required, by the Exchange or any regulatory body having jurisdiction over the securities of the Corporation, and if required by the Exchange or such regulatory body, of the shareholders of the Corporation in the manner prescribed by the Exchange from time to time.

3.10

No Representation or Warranty

The Corporation makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

3.11

Governing Law

Except as otherwise set forth herein, the Plan shall be governed by the laws of the Province of Alberta excluding any conflicts of law, rule or principle which might refer such construction to the laws of another jurisdiction.

3.12

Interpretation

Words used herein importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

3.13

Compliance with Applicable Law, etc.

If any provision of the Plan or any agreement entered into pursuant to the Plan contravenes any law or any order, policy, by-law or regulation of the Exchange or any regulatory body having authority over the Corporation or the Plan then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.

ADOPTED by the Board of Directors of the Corporation as evidenced by the signature of the Secretary of the Corporation and the Resolution of the Board of Directors dated April 13, 2005.

Approved by the shareholders of the Corporation on …………….., 2005

ENERGY EXPLORATION TECHNOLOGIES INC.

Per:  ___________________________________

Scott Schrammar, Secretary